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                                                                    EXHIBIT 23.1
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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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   As independent public accountants, we hereby consent to the incorporation of our report dated October 3, 1996, included in this Form 10-K, into Summa Industries' previously filed Registration Statements on Form S-8 pertaining to its 1984 and 1991 Stock Option Plans, filed on April 15, 1993 with the
Securities and Exchange Commission under the Securities Act of 1933.



                                                             ARTHUR ANDERSON LLP


Orange County, California
October 3, 1996